LOAN AND SECURITY AGREEMENT


     This Agreement is between the undersigned Borrower and the undersigned Lender concerning loans and other credit accommodations to be made by Lender to Borrower.


SECTION 1. PARTIES

     1.1 The "Borrower" is the person, firm, corporation or other entity, identified as the Borrower in Section 10.6(c) and its successors and assigns. If more than one Borrower is specified in Section 10.6(c), all references to Borrower shall mean each of them, jointly and severally, individually and collectively, and the successors and assigns of each.

     1.2 The "Lender" is The CIT Group/Credit Finance, Inc. and its successors and assigns.


SECTION 2. LOANS AND OTHER CREDIT ACCOMMODATIONS

     2.1 Revolving Loans. Lender shall, subject to the terms and conditions contained herein, make revolving loans to Borrower ("Revolving Loans") in amounts requested by Borrower from time to time, but not in excess of the Net Availability existing immediately prior to the making of the requested loan and provided the requested loan would not cause the outstanding Obligations to exceed the Maximum Credit.

     (a) The "Maximum Credit" is set forth in Section 10.1(a) hereof.

     (b) The "Gross Availability" shall be calculated at any time as the product obtained by multiplying the outstanding amount of Eligible Accounts, net of all taxes, discounts, allowances and credits given or claimed, by the Eligible Accounts Percentage set forth in Section 10.1(b) minus Reserves.

     (c) The "Net Availability" shall be calculated at any time as an amount equal to the Gross Availability minus the aggregate amount of all then-outstanding Obligations to Lender other than the then outstanding principal balance of the Term Loan, if any.

     (d) "Eligible Accounts" are accounts created by Borrower in the ordinary course of its business which are and remain acceptable to Lender for lending purposes. General criteria for Eligible Accounts are set forth below but may be revised from time to time by Lender, in its sole judgment, on fifteen (15) days' prior written notice to Borrower. Lender shall, in general, deem the accounts set forth below to be Eligible Accounts, in each case a receivable due from an account debtor arising in connection with:

          (x) 1+ Direct Dial Long Distance Service Accounts;


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          (y) 1+ Coin Sent Paid Long Distance Accounts; and

          (z) Dial Around Pay Phone Compensation Plan Accounts.

All of which accounts Lender, in its sole judgment, deems to be an Eligible Account, provided, however, that no such account shall be an Eligible Account if: (i) the Dial Around Pay Phone Compensation Plan Accounts are more than one hundred eighty (180) days past invoice date; (ii) the 1+ Coin Sent Paid Long Distance Accounts and the 1+ Direct Dial Long Distance Service Accounts are more than ninety (90) days past invoice date; (iii) the account is billed more than sixty (60) days past the origination call; (iv) such account arises out of the rendering of services to an Affiliate of Borrower or to a Person controlled by an Affiliate of Borrower; or (v) such account is unpaid more than the number of days set forth above; or (vi) any covenant, representation or warranty contained in this Agreement with respect to such account has been breached; or (vii) the account debtor has disputed liability with respect to a receivable or has made any claim with respect to any other account due to Borrower, to the extent of any dispute or claim, or (viii) such account is due from or processed by an account debtor that has commenced a voluntary case under the federal bankruptcy laws, as now constituted or hereafter amended, or made assignment for the benefit of creditors, or a decree or order for relief has been entered by a court having jurisdiction over such account debtor in an involuntary case under the federal bankruptcy laws, as now constituted or hereafter amended, or any other petition or other application for relief under the federal bankruptcy laws has been filed against the account debtor, or if the account debtor has failed, suspended business, ceased to be solvent, or consented to or suffered a receiver, trustee, liquidator, or custodian to be appointed for it or for all or a significant portion of its assets or affairs; or (ix) Lender believes, in its reasonable judgment, that collection of such Account is insecure or that payment thereof is doubtful or will be delayed by reason of another account debtor's financial condition; or (x) the account is subject to a lien other than Lender's; or (xi) the account is evidenced by chattel paper or an instrument (as defined in the Uniform Commercial Code) or has been reduced to judgment; or
(xii) Borrower has made any agreement with another account debtor(s) for any deduction therefrom, except for post-billing adjustments which are made in the ordinary course of business and except as provided in the applicable agreement for billing services, but only to the extent of such deduction; or (xiii) Borrower has made an agreement with the account debtor to extend the time of payment thereof, unless, notwithstanding such agreement, payment is made within ninety (90) days of the applicable invoice date; or (xiv) such account is subject to setoff, carve-out or other adjustment; or (xv) such account is a duplicate billing; (xvi) such accounts have dilution rates (as set forth in sections 10.1(b)(i) and (ii) hereof) which are unacceptable to Lender; (xvii) such accounts are not accounts with respect to which the account debtor is the United States or any State or political subdivision thereof or any department, agency or instrumentality of the United States, any State or political subdivision, unless there has been compliance with the Assignment of Claims Act or any similar State or local law, if applicable; (xviii) Borrower has delivered to Lender or Lender's representative such documents as Lender may have requested in connection with such accounts and Lender shall have received a verification of such account, satisfactory to it, if sent to the account debtor or any other obligor or any bailee; (xix) there are no facts existing or threatened which might result in any adverse change in the account debtor's financial condition;

(xx) such accounts owed by a single account debtor or its affiliates do not represent more than thirty five percent (35%) (or in the event the account debtor is AT&T, does not exceed fifty percent (50%)) of all otherwise Eligible Accounts provided however, that accounts excluded from Eligible Accounts solely by reason of this subsection (xx) shall nevertheless be considered Eligible Accounts to the extent of the amount of such accounts which does not exceed thirty five percent (35%) (or in the event the account debtor is AT&T, does not exceed fifty percent (50%)) of all otherwise Eligible Accounts; (xxi) such accounts are not owed by an account debtor who is or whose Affiliates are past due upon other accounts owed to Borrower comprising more than fifty percent (50%) of the accounts of such account debtor or its affiliates owed to Borrower;
(xxii) such accounts are owed by account debtors whose total indebtedness to Borrower does not exceed the amount of any customer credit limits as established, and changed, from time to time by Lender on notice to Borrower (accounts excluded from Eligible Accounts solely by reason of this subsection
(xxii) shall nevertheless be considered Eligible Accounts to the extent the amount of such accounts does not exceed such customer credit limit); or (xxiii) such accounts are owed by account debtors deemed creditworthy at all times by Lender.

     (e) "Eligible Inventory" is inventory owned by Borrower which is and remains acceptable to Lender for lending purposes and is located at one of the addresses set forth in Section 10.6(e).

     (f) Lender shall have a continuing right to deduct reserves in determining the Gross Availability ("Reserves"), and to increase and decrease such Reserves from time to time, if and to the extent that, in Lender's sole judgment, such Reserves are necessary to protect Lender against any state of facts which does, or would, with notice or passage of time or both, constitute an Event of Default or have an adverse effect on any Collateral. Lender may, at its option, implement Reserves by designating as ineligible a sufficient amount of accounts or inventory which would otherwise be Eligible Accounts or Eligible Inventory so as to reduce Gross Availability by the amount of the intended Reserve.

     (g) Subject to the terms and conditions hereof, including but not limited to the existence of sufficient Gross Availability and Net Availability, Borrower agrees to borrow sufficient amounts from time to time so that the outstanding
Revolving Loan or the Term Loan, shall at all times equal or exceed the principal amount set forth in Section 10.1(d) as the Minimum Borrowing; provided, that if Borrower fails to do so, interest shall nevertheless accrue on the Obligations as if Borrower had at all times borrowed such amounts as would have been sufficient to maintain the outstanding Revolving Loans and Term Loan at an amount equal to the Minimum Borrowing (and Lender shall have the right to charge Borrower's loan account for such additional interest), and provided further that such accrual shall not impose upon Lender any obligation to make loans to Borrower to increase the outstanding Revolving Loans or Term Loan to such Minimum Borrowing.

     2.2 Term Loan. Any term loan and the terms of such loan, made by Lender to Borrower are set forth in Section 10.2 ("Term Loan").

     2.3 Accommodations.

     (a) Lender may, in its sole discretion, issue or cause to be issued, from time to time at Borrower's request and on terms and conditions and for purposes satisfactory to Lender, credit accommodations consisting of letters of credit, bankers' acceptances, merchandise purchase guaranties or other guaranties or indemnities for Borrower's account ("Accommodations"). Borrower shall execute and perform additional agreements relating to the Accommodations in form and substance acceptable to Lender and the issuer of any Accommodations, all of which shall supplement the rights and remedies granted herein. Any payments made by Lender or any affiliate of Lender in connection with the Accommodations shall constitute additional Revolving Loans to Borrower.

     (b) In addition to the fees and costs of any issuer in connection with issuing or administering Accommodations, Borrower shall pay monthly to Lender, on the first day of each month, a charge on open Accommodations at the rate per annum set forth in Section 10.3 (the "Accommodation Charges").

     (c) No Accommodation will be issued unless the full amount of the Accommodation requested, plus fees and costs for issuance, is less than the Net Availability existing immediately prior to the issuance of the requested
Accommodation, or if the requested Accommodation would cause the outstanding Obligations to exceed the Maximum Credit, or cause the open amount of Accommodations to exceed, at any time, the Accommodation sublimit set forth in
Section 10.3.

     (d) All indebtedness, liabilities and obligations of any sort whatsoever, however arising, whether present or future, fixed or contingent, secured or unsecured, due or to become due, paid or incurred, arising or incurred in connection with any Accommodation shall be included in the term "Obligations", as defined herein, and shall include, without limitation, (i) all amounts due or which may become due under any Accommodation; (ii) all amounts charged or chargeable to Borrower or to Lender by any bank, other financial institution or correspondent bank which opens, issues or is involved with such Accommodations;
(iii) Lender's Accommodation Charges and all fees, costs and other charges of any issuer of any Accommodation; and (iv) all duties, freight, taxes, costs, insurance and all such other charges and expenses which may pertain directly or indirectly to any Obligations or Accommodations or to the goods or documents relating thereto.

     (e) Borrower unconditionally agrees to indemnify and hold Lender harmless from any and all loss, claim or liability (including reasonable attorneys' fees) arising from any transactions or occurrences relating to any Accommodation established or opened for Borrower's account, the Collateral relating thereto and any drafts or acceptances thereunder, including any such loss or claim due to any action taken by an issuer of any Accommodation. Borrower further agrees to indemnify and hold Lender harmless for any errors or omissions in connection with the Accommodations, whether caused by Lender, by the issuer of any Accommodation or otherwise. Borrower's unconditional obligation to indemnify and hold Lender harmless under this provision shall not be modified or diminished for any reason or in any manner whatsoever, except for Lender's willful misconduct. Borrower agrees that any charges made to Lender by any issuer of any Accommodation shall be conclusive on Borrower and may be charged to Borrower's account.

     (f) Lender shall not be responsible for: the conformity of any services to the documents presented; the validity or genuineness of any documents; delay, default, or fraud by the Borrower or anyone else in connection with the Accommodations or any underlying transaction.

     (g) Borrower agrees that any action taken by Lender, if taken in good faith, or any action taken by an issuer of any Accommodation, under or in connection with any Accommodation, shall be binding on Borrower and shall not create any resulting liability to Lender. In furtherance thereof, Lender shall have the full right and authority to clear and resolve any questions of non-compliance of documents; to give any instructions as to acceptance or rejection of any documents or goods; to execute fo Borrower's account any and all applications for steamship or airway guarantees, indemnities or delivery orders; to grant any extensions of the maturity of, time of payment for, or time of presentation of, any drafts, acceptances, or documents; and to agree to any amendments, renewals, extensions, modifications, changes or cancellations of any of the terms or conditions of any of the applications or Accommodations. All of the foregoing actions may be taken in Lender's sole name, and the issuer thereof shall be entitled to comply with and honor any and all such documents or instruments executed by or received solely from Lender, all without any notice to or any consent from Borrower. None of the foregoing actions described in this subsection (g) may be taken by Borrower without Lender's express written consent.

SECTION 3. INTEREST AND FEES

     3.1 Interest. (a) Interest on the Revolving Loans and Term Loans shall be payable by Borrower on the first day of each month, calculated upon the closing daily balances in the loan account of Borrower for each day during the immediately preceding month, at the per annum rate set forth as the Interest Rate in Section 10.4(a). The interest rate shall increase or decrease by an amount equal to each increase or decrease, respectively, in the Prime Rate (as defined below), effective as of the date of each such change. On and after any Event of Default or termination or non-renewal hereof, interest on all unpaid Obligations shall accrue at a rate equal to two percent (2%) per annum in excess of the Prime Rate otherwise payable until such time as all Obligations are indefeasibly paid in full (notwithstanding entry of any judgment against Borrower or the exercise of any other right or remedy by Lender), and all such interest shall be payable on demand. Interest shall in no month be less than the interest rate multiplied by the Minimum Borrowing. In no event shall charges constituting interest exceed the rate permitted under any applicable law or regulation, and if any provision of this Agreement is in contravention of any such law or regulation, such provision shall be deemed amended to conform thereto.

     (b) The "Prime Rate" is the rate of interest publicly announced by The Chase Manhattan Bank in New York, New York, or its successors, and assigns from time to time as its prime rate (the prime rate is not intended to be the lowest rate of interest charged by The Chase Manhattan Bank to its borrowers).


     3.2 Closing Facility Fee. Borrower shall have paid Lender the Closing Facility Fee set forth in Section 10.4(b) hereof which fee is fully earned and payable as of the date hereof.

     3.3 Annual Facility Fee. Borrower shall pay Lender on each anniversary of the date hereof, an Annual Facility Fee in the amount set forth in Section
10.4(c), which fee is fully earned as of the date hereof, for each year in the initial Term, and shall be fully earned for each year in any renewal Term, effective upon the first day of such renewal Term.

     3.4 Minimum Borrowing Fee. Borrower shall pay Lender the Minimum Borrowing Fee set forth in Section 10.4(d) hereof.

     3.5 Unused Line Fee. Borrower shall pay Lender monthly, on the first day of each month, in arrears, an Unused Line Fee for each month during the initial and each renewal Term at the rate per annum set forth in Section 10.4(e), calculated upon the amount, if any, by which the Maximum Credit exceeds the greater of (i) the average outstanding daily principal balance during the preceding month of all Revolving Loans or (ii) $2,500,000.

     3.6 Account Servicing Collateral Handling Fee. Borrower shall pay Lender monthly, on the first day of each month during the initial and each renewal Term an Account Servicing Fee for the immediately preceding month (or part thereof)
in      the      amount       set      forth      in      Section       10.4(f).

     3.7 Charges to Loan Account. At Lender's option, all payments of principal, interest, fees, costs, expenses and other charges provided for in this Agreement, or in any other agreement now or hereafter existing between Lender and Borrower, may be charged on the date when due, as principal to any loan account of Borrower maintained by Lender. Interest, fees for Accommodations, the Unused Line Fee and any other amounts payable by Borrower to Lender based on a per annum rate shall be calculated on the basis of actual days elapsed over a 360-day year.

SECTION 4. GRANT OF SECURITY INTEREST

     4.1 Grant of Security Interest. To secure the payment and performance in full of all Obligations, Borrower hereby grants to Lender a continuing security interest in and lien upon, and a right of setoff against, and Borrower hereby assigns and pledges to Lender, all of the Collateral (as defined below), including any Collateral not deemed eligible for lending purposes.

     4.2 "Obligations" shall mean any and all Revolving Loans, Term Loans, Accommodations and all other indebtedness, liabilities and obligations of every kind, nature and description owing by Borrower to Lender and/or its affiliates, including principal, interest, charges, fees and expenses, however evidenced, whether as principal, surety, endorser, guarantor or otherwise, whether arising under this Agreement or otherwise, whether now existing or hereafter arising, whether arising before, during or after the initial or any renewal Term or after the commencement of any case with respect to Borrower under the United States Bankruptcy Code or any similar statute, whether direct or indirect, absolute or contingent, joint or several, due or not due, primary or secondary, liquidated or unliquidated, secured or unsecured, original, renewed or extended and whether arising directly or howsoever acquired by Lender including from any other entity outright, conditionally or as collateral security, by assignment merger with any other entity, participations or interests of Lender in the obligations of Borrower to others, assumption, operation of law, subrogation or otherwise and shall also include all amounts chargeable to Borrower under this Agreement or in connection with any of the foregoing.

     4.3 "Collateral" shall mean all of the following property of Borrower:

     All now owned and hereafter acquired right, title and interest of Borrower in, to and in respect of all accounts receivable including but not limited to:
(i) 1+ Coin Sent Paid Long Distance Services Accounts; (ii) Dial Around Pay Phone Compensation Plan Accounts; and (iii) 1+ Direct Dial Long Distance Services Accounts, but expressly excluding (a) those accounts receivable derived from 0+/0- Operator Services Accounts which are sold to and /or financed by OAN Services, Inc., Zero Plus Dialing, Inc., or any other third party billing agent (by whatever name, and inclusive of any successor or assignee thereto or thereof); (b) all commissions receivable on non-coin revenues and any coin revenues derived from pay telephones and related equipment which are pledged as collateral to Lyon Credit Corporation, Southbridge Financial Corp., or any other third party equipment financing source (by whatever name, and inclusive of any participant, successor or assignee thereto or thereof); and (c) all accounts receivable derived from the sale or lease of any pay telephones and related equipment or any other equipment pledged as collateral to any third party, or derived from the sale or lease of any chattel paper evidencing such collateral (items (a), (b) and (c) being hereinafter collectively referred to as the
"Excluded Accounts" or "Excluded Accounts Receivable"), and, expressly including, interests in goods (excluding equipment) represented by accounts other than the Excluded Accounts, returned, reclaimed or repossessed goods (excluding equipment) with respect to accounts other than the Excluded Accounts and rights as an unpaid vendor; contract rights other than those relating to or arising out of 0+/0- Operator Services Accounts or pay telephone location lease, license, placement or similar agreements (collectively, the "Excluded Contracts"); chattel paper; investment property; general intangibles other than the Excluded Contracts including, but not limited to, tax and duty refunds, registered and unregistered patents, trademarks, service marks, copyrights, trade names, applications for the foregoing, trade secrets, goodwill, processes, drawings, blueprints, customer lists, licenses, whether as licensor or licensee, choses in action and other claims, and existing and future leasehold interests in real property; documents other than the Excluded Contracts; instruments; letters of credit, bankers' acceptances or guaranties; cash monies, deposits, securities, bank accounts, deposit accounts, credits and other property now or hereafter held in any capacity by Lender, its affiliates or any entity which, at any time, participates in Lender's financing of Borrower or at any other depository or other institution; agreements or property securing or creating entitlements to any of the items referred to above other than the Excluded Contracts or the Excluded Accounts Receivable.

     All now owned and hereafter acquired right, title and interest of Borrower in, to and in respect of:

     All inventory, wherever located, whether now owned or hereafter acquired, of whatever kind, nature or description, including all raw materials, work-in-process, finished goods (excluding equipment), and materials to be used or consumed in Borrower's business; and all names or marks affixed to or to be affixed thereto for purposes of selling same by the seller, manufacturer, lessor or licensor thereof;

     All motor vehicles, furniture wherever located, and any and all additions, substitutions, replacements, and accessions thereof and thereto;

     Any personal property in or upon which Lender has or may hereafter have a security interest, lien or right of setoff;

     All present and future books and records relating to any of the above other than the Excluded Contracts or the Excluded Accounts Receivable, including, without limitation, all computer programs (other than those installed in or maintained in connection with any pay telephones and related equipment), computer discs, Billing Tapes, printed output and computer readable data in the possession or control of the Borrower or Borrower's agents, licensees, or any computer service bureau or other third party; and

     All products and proceeds of the foregoing other than the Excluded Contracts or the Excluded Accounts Receivable, in whatever form and wherever located, including, without limitation, all insurance proceeds, if any, and all claims against third parties, if any, for loss, impairment, or destruction of or damage to any of the foregoing.

SECTION 5. COLLECTION AND ADMINISTRATION

     5.1 Collections. Borrower shall, at Borrower's expense and in the manner requested by Lender from time to time, direct that remittances and all other proceeds of accounts and other Collateral shall be sent to a lock box designated by and/or maintained in the name of Lender, and deposited into a bank account now or hereafter selected by Lender and maintained in the name of Lender under arrangements with the depository bank under which all funds deposited to such bank account are required to be transferred solely to Lender. Borrower shall bear all risk of loss of any funds deposited into such account. In connection therewith, Borrower shall execute such lock box and bank account agreements as Lender shall specify. Any collections or other proceeds received by Borrower shall be held in trust for Lender and immediately remitted to Lender in kind.

     5.2 Payments. All Obligations shall be payable at Lender's office set forth below or at Lender's bank designated in Section 10.6(b) or at such other bank or place as Lender may expressly designate from time to time for purposes of this Section. Lender shall apply all proceeds of accounts or other Collateral received by Lender and all other payments in respect of the Obligations to the Revolving Loans whether or not then due or to any other Obligations then due, in whatever order or manner Lender shall determine. For purposes of determining Gross and Net Availability and for the calculation of Minimum Borrowings, remittances and other payments with respect to the Collateral and Obligations will be treated as credited to the loan account of Borrower maintained by Lender and Collateral balances to which they relate, upon the date of Lender's receipt of advice from Lender's bank that such remittances or other payments have been credited to Lender's account or in the case of remittances or othe payments received directly in kind by Lender, upon the date of Lender's deposit thereof at Lender's bank, subject to final payment and collection. In computing interest charges, the loan account of Borrower maintained by Lender will be credited with remittances and other payments three (3) Business Days after the day Lender has received advice of receipt of remittances in Lender's account at Lender's Bank. For purposes of this Agreement, "Business Day" shall mean any day other than a Saturday, Sunday or any other day on which banks located in states where Lender has its offices, are authorized to close.

     5.3 Loan Account Statements. Lender shall render to Borrower monthly a loan account statement. Each statement shall be considered correct and binding upon Borrower as an account stated, except to the extent that Lender receives, within sixty (60) days after the mailing of such statement, written notice from Borrower of any specific exceptions by Borrower to that statement.

     5.4 Direct Collections. Lender may, at any time, whether or not an Event of Default has occurred, without notice to or assent of Borrower, (a) notify any account debtor that the accounts and other Collateral which includes a monetary obligation have been assigned to Lender by Borrower and that payment thereof is to be made to the order of and directly to Lender, (b) send, or cause to be sent by its designee, requests (which may identify the sender by a pseudonym) for verification of accounts and other Collateral directly to any account debtor or any other obligor or any bailee with respect thereto, and (c) demand, collect or enforce payment of any accounts or such other Collateral, but without any duty to do so, and Lender shall not be liable for any failure to collect or enforce payment thereof. At Lender's request, all invoices and statements sent to any account debtor, other obligor or bailee, shall state that the accounts and such other Collateral have been assigned to Lender and are payable directly and only to Lender.

     5.5 Attorney-in-Fact. Borrower hereby appoints Lender and any designee of Lender as Borrower's attorney-in-fact and authorizes Lender or such designee, at Borrower's sole expense, to exercise at any times in Lender's or such designee's discretion all or any of the following powers, which powers of attorney, being coupled with an interest, shall be irrevocable until all Obligations have been paid in full: (a) receive, take, endorse, assign, deliver, accept and deposit, in the name of Lender o Borrower, any and all cash, checks, commercial paper, drafts, remittances and other instruments and documents relating to the Collateral or the proceeds thereof, (b) transmit to account debtors, other obligors or any bailees notice of the interest of Lender in the Collateral or request from account debtors or such other obligors or bailees at any time, in the name of Borrower or Lender or any designee of Lender, information concerning the Collateral and any amounts owing with respect thereto, (c) notify account debtors or other obligors to make payment directly to Lender, or notify bailees as to the disposition of Collateral, (d) take or bring, in the name of Lender or Borrower, all steps, actions, suits or proceedings deemed by Lender necessary or desirable to effect collection of or other realization upon the accounts and other Collateral, (e) after an Event of Default, change the address for delivery of mail to Borrower and to receive and open mail addressed to Borrower, (f) after an Event of Default, extend the time of payment of, compromise or settle for cash, credit, return of merchandise, and upon any terms or conditions, any and all accounts or other Collateral which includes a monetary obligation and discharge or release the account debtor or other obligor, without affecting any of the Obligations, and (g) execute in the name of Borrower and file against Borrower in favor of Lender financing statements or amendments with respect to the Collateral.

     5.6 Liability. Borrower hereby releases and exculpates Lender, its officers, employees and designees, from any liability arising from any acts under this Agreement or in furtherance thereof, whether as attorney-in-fact or otherwise, whether of omission or commission, and whether based upon any error of judgment or mistake of law or fact, except for gross negligence or willful misconduct. In no event will Lender have any liability to Borrower for lost profits or other special or consequential damages.

     5.7 Administration of Accounts. After written notice by Lender to Borrower and automatically, without notice, after an Event of Default, Borrower shall not, without the prior written consent of Lender in each instance, (a) grant any extension of time of payment of any of the accounts or any other Collateral which includes a monetary obligation, (b) compromise or settle any of the accounts or any such other Collateral for less than the full amount thereof, (c) release in whole or in part any account debtor or other person liable for the payment of any of the accounts or any such other Collateral, or (d) grant any credits, discounts, allowances, deductions, return authorizations or the like with respect to any of the accounts or any such other Collateral; provided, however, that this restriction shall not limit Borrower=s ability to comply fully with all applicable laws, rules and regulations of any governmental authority relating to Borrower's business, including all rules and regulations promulgated by the Federal Communication Commission.

     5.8 Documents. At such times as Lender may request and in the manner specified by Lender, Borrower shall deliver to Lender or Lender's representative, as Lender shall designate, copies or original invoices, agreements, proofs of rendition of services and delivery of goods and other documents evidencing or relating to the transactions which gave rise to accounts or other Collateral, together with customer statements, schedules describing the accounts or other Collateral and/or statements of account and confirmatory assignments to Lender of the accounts or other Collateral, in form and substance satisfactory to Lender and duly executed by Borrower. Without limiting the provisions of Section 5.7, Borrower's granting of credits, discounts, allowances, deductions, return authorizations or the like will be promptly reported to Lender in writing. In no event shall any such schedule or confirmatory assignment (or the absence thereof or omission of any of the accounts or other Collateral therefrom) limit or in any way be construed as a waiver, limitation or modification of the security interests or rights of Lender or the warranties, representations and covenants of Borrower under this Agreement. Any documents, schedules, invoices or other paper delivered to Lender by Borrower may be destroyed or otherwise disposed of by Lender six (6) months after receipt by Lender, unless Borrower requests their return in writing in advance and makes prior arrangements for their return at Borrower's expense. All documents delivered by Borrower to Lender pursuant to this provision or any other provision in this Agreement are subject to the Non-Disclosure and Confidentiality Agreements between Borrower and Lender, which agreements are being executed simultaneously with this Agreement.

     5.9 Access. From time to time as requested by Lender, at the sole expense of Borrower, Lender or its designee shall have access, prior to an Event of Default during reasonable business hours and on or after an Event of Default at any time, to all of the premises where Collateral is located for the purposes of inspecting the Collateral, and all Borrower's books and records, and Borrower shall permit Lender or its designee to make such copies of such books and records or extracts therefrom as Lender may request. Without expense to Lender, Lender may use such of Borrower's personnel, equipment, including computer equipment, programs, printed output and computer readable media, supplies and premises for the collection of accounts and realization on other Collateral as Lender, in its sole discretion, deems appropriate. Borrower hereby irrevocably authorizes all accountants and third parties to disclose and deliver to Lender at Borrower's expense all financial information, books and records, work papers, management reports and other information in their possession regarding Borrower.


     5.10 Environmental Audits. From time to time, as requested by Lender, at the sole expense of Borrower, Borrower shall provide Lender, or its designee, complete access to all of Borrower's facilities for the purpose of conducting an environmental audit of such facilities as Lender or its designees may deem necessary. Borrower agrees to cooperate with Lender with respect to any environmental audit conducted by Lender or its designee pursuant to this Section 5.10.

     5.11 Compliance with Laws. In exercising its rights and remedies pursuant to this Section 5, Lender shall comply with the requirements of all laws, rules, regulations and orders of any governmental authority relating to Borrower=s business, including all rules and regulations promulgated by the Federal Communications Commission as same apply.

SECTION 6. ADDITIONAL REPRESENTATIONS, WARRANTIES AND COVENANTS

     Borrower hereby represents, warrants and covenants to Lender the following, the truth and accuracy of which, and compliance with which, shall be continuing conditions of the making of loans or other credit accommodations by Lender to
Borrower:

     6.1 Financial and Other Reports. Borrower shall keep and maintain its books and records in accordance with generally accepted accounting principles, consistently applied. Borrower shall, at its expense, deliver to Lender: (a) true and complete monthly agings of accounts receivable, accounts payable and notes payable on or before the fifteenth (15th) day of the month following the month they reflect; (b) true and complete financial statements certified by an officer of Borrower on or before the thirtieth (30th) day of each month following the month they reflect; (c) quarterly financials reviewed by independent certified public accountants acceptable to Lender and certified by an officer of Borrower on or before the fifteenth (15th) day following the filing of such financials with the Securities and Exchange Commission ("SEC"); and (d) annually audited financial statements of Borrower accompanied by the report and opinion thereon of independent certified public accountants acceptable to Lender, as soon as available, but in no event later than fifteen
(15) days following the filing of such audited annual financial statements with the SEC. Borrowers and Guarantor shall also forward copies of all filings made with the SEC. All of the foregoing shall be in such form and together with such information with respect to the business of Borrower or any Guarantor, as Lender may in each case request.

     6.2 Trade Names. Borrower may from time to time render invoices to account debtors under its trade names set forth in Section 10.6(g) after Lender has received prior written notice from Borrower of the use of such trade names and as to which, Borrower agrees that: (a) the trade name "Coastal Payphones, Inc." has been obtained from the Secretary of State of the State of New Jersey and Borrower shall maintain same, (b) Borrower and its related corporate entities have the right to use the registered federal service mark "AMNEX", (c) all accounts and proceeds thereof invoiced by Borrower under either of the foregoing trade names are owned exclusively by Borrower and are subject to the security interest of Lender and the other terms of this Agreement, (d) all schedules of accounts and confirmatory assignments by Borrower, including any sales made or services rendered by Borrower using either of the foregoing trade names shall, to the extent feasible and permitted by applicable law, show Borrower's name as assignor, and (e) Lender is authorized to receive, endorse and deposit to any loan account of Borrower maintained by lender all checks or other remittances made payable to any such trade name of Borrower representing payment with respect to such sales or service.

     6.3 Losses. Borrower shall promptly notify Lender in writing of any loss, damage, investigation, action, suit, proceeding or claim relating to a material portion of the Collateral or which may result in any material adverse change in Borrower's business, assets, liabilities or condition, financial or otherwise.

     6.4 Books and Records. Borrower's books and records concerning accounts are and shall be maintained only at the addresses set forth in Section 10.6(d). Borrower's only other places of business and the only other locations of Collateral, if any, are and shall be the addresses set forth in Section 10.6(f) hereof, except Borrower may change such locations or open a new place of business after thirty (30) days prior written notice to Lender. Prior to any change in location or opening of any new place of business, Borrower shall execute and deliver or cause to be executed and delivered to Lender such financing statements, financing documents and security and other agreements as Lender may reasonably require, including, without limitation, those described in
Section 6.14.

     6.5 Title. Borrower has and at all times will continue to have good and marketable title to all of the Collateral, free and clear of all liens, security interests, claims or encumbrances of any kind except in favor of Lender and except, if any, those set forth on Schedule A hereto.

     6.6 Disposition of Assets. Borrower shall not directly or indirectly: (a) sell, lease, transfer, assign, abandon or otherwise dispose of any part of the Collateral or any material portion of its other assets or; (b) consolidate with or merge with or into any other entity, or permit any other entity to consolidate with or merge with or into Borrower without Lender's prior written consent, which consent will not be unreasonably withheld provided such consolidation or merger will not impair Borrower's ability o comply with the terms of this Agreement or; (c) form or acquire any interest in any firm, corporation or other entity or permit any other entity to consolidate with or merge with or into Borrower without Lender's prior written consent, which consent will not be unreasonably withheld provided such formation or acquisition will not impair Borrower's ability to comply with the terms of this Agreement.

     6.7 Insurance. Borrower shall at all times maintain, with financially sound and reputable insurers, insurance (including, without limitation, at the option of Lender, earthquake insurance) with respect to the Collateral and other assets. All such insurance policies shall be in such form, substance, amounts and coverage as may be satisfactory to Lender and shall provide for thirty (30) days' prior written notice to Lender of cancellation or reduction of coverage. Borrower hereby irrevocably appoints Lender and any designee of Lender as attorney-in-fact for Borrower to obtain at Borrower's expense, any such insurance should Borrower fail to do so and, after an Event of Default, to adjust or settle any claim or other matter under or arising pursuant to such insurance or to amend or cancel such insurance. Borrower shall deliver to Lender evidence of such insurance and a lender's loss payable endorsement satisfactory to Lender as to all existing and future insurance policies with respect to the Collateral. Borrower shall deliver to Lender, in kind, all instruments representing proceeds of insurance received by Borrower. Lender may apply any insurance proceeds received at any time to the cost of repairs to or replacement of any portion of the Collateral and/or, at Lender's option, to payment of or as security for any of the Obligations, whether or not due, in any order or manner as Lender determines.

     6.8 Compliance With Laws. Borrower is and at all times will continue to be in compliance with the requirements of all material laws, rules, regulations and orders of any governmental authority relating to its business (including those promulgated by the Federal Communications Commission and those laws, rules, regulations and orders relating to taxes, payment and withholding of payroll taxes, employer and employee contributions and similar items, securities, employee retirement and welfare benefits, employee health and safety, or environmental matters) and all material agreements or other instruments binding on Borrower or its property. All of Borrower's inventory shall be produced in accordance with the requirements of the Federal Fair Labor Standards Act of 1938, as amended and all rules, regulations and orders related thereto. Borrower shall pay and discharge all taxes, assessments and governmental charges against Borrower or any Collateral prior to the date on which penalties are impose or liens attach with respect thereto, unless the same are being contested in good faith and, at Lender's option, Reserves are established for the amount contested and penalties which may accrue thereon.

     6.9 Accounts. With respect to each account deemed an Eligible Account, except as reported in writing to Lender, Borrower has no knowledge that any of the criteria for eligibility are not or are no longer satisfied. As to each account, except as disclosed in writing to Lender at the time such account arises (a) each is valid and legally enforceable and represents an undisputed bona fide indebtedness incurred by the account debtor for the sum reported to Lender, (b) each arises from a completed rendition of services, (c) each is not, at the time such account arises, subject to any defense, offset, dispute, contra relationship, counterclaim, or any given or claimed credit, allowance or discount, and (d) all statements made and all unpaid balances and other information appearing in the invoices, agreements, proofs of rendition of services and delivery of goods and other documentation relating to the accounts, and all confirmatory assignments, schedules, statements of account and books and records with respect thereto, are true and correct and in all respects what they purport to be.

     6.10 Equipment. With respect to Borrower's equipment, Borrower shall keep the equipment in good order and repair, and in running and marketable condition, ordinary wear and tear excepted.

     6.11 Financial Covenants. Borrower shall at all times: (i) maintain working capital and net worth (each as determined in accordance with generally accepted accounting principles, in effect on the date hereof, consistently applied ("GAAP")) in the amounts set forth in Section 10.5 and Borrower shall not, directly or indirectly, expend or commit to expend, for fixed or capital assets (including capital lease obligations) an amount in excess of the capital expenditure limit set forth in Section 10.5 in any fiscal year of Borrower; and
(ii) not suffer net losses as reflected in Borrower's audited fiscal year end financial statements submitted pursuant to Section 6.1(d).

     6.12 Affiliated  Transactions.  Borrower will not,  directly or indirectly:
(a) without Lender's prior written consent, which consent will not be unreasonably withheld provided same will not impair Borrower=s ability to meet its Obligations hereunder, lend or advance money or property to, guarantee or assume indebtedness of, or invest (by capital contribution or otherwise) in any person, firm, corporation or other entity in excess of $6,000,000.00 in the aggregate per annum; or (b) declare, pay or make any dividend, redemption or other distribution on account of any shares of any class of stock of Borrower now or hereafter outstanding; or (c) without Lender's prior written consent, which consent will not be unreasonably withheld provided same will not impair Borrower's ability to meet its Obligations hereunder make any payment of the principal amount of or interest on any indebtedness owing to any officer, director, shareholder, or affiliate of Borrower in excess of $3,800,000.00 in the aggregate per annum; or (d) without Lender's prior written consent, which consent will not be unreasonably withheld provided same will not impair Borrower's ability to meet its Obligations hereunder make any loans or advances to any officer, director, employee, shareholder or affiliate of Borrower, in excess of $200,000.00 in the aggregate per annum; or (e) enter into any sale, lease or other transaction with any officer, director, employee, shareholder or affiliate of Borrower on terms that are less favorable to Borrower than those which might be obtained at the time from persons who are not an officer, director, employee, shareholder or affiliate of Borrower.

     6.13 Fees and Expenses. Borrower shall pay, on Lender's demand, all costs, expenses, filing fees and taxes payable in connection with the preparation, execution, delivery, recording, administration, collection, liquidation, enforcement and defense of the Obligations, Lender's rights in the Collateral, this Agreement and all other existing and future agreements or documents contemplated herein or related hereto, including any amendments, waivers, supplements or consents which may hereafter be mad or entered into in respect hereof, or in any way involving claims or defense asserted by Lender or claims or defense against Lender asserted by Borrower, any guarantor or any third party directly or indirectly arising out of or related to the relationship between Borrower and Lender or any guarantor and Lender, including, but not limited to the following, whether incurred before, during or after the initial or any renewal Term or after the commencement of any case with respect to Borrower or any guarantor under the United States Bankruptcy Code or any similar statute:
(a) all costs and expenses of filing or recording (including Uniform Commercial Code financing statement filing taxes and fees, documentary taxes, intangibles taxes and mortgage recording taxes and fees, if applicable); (b) all title insurance and other insurance premiums, appraisal fees, fees incurred in connection with any environmental report, audit or survey and search fees; (c) all fees as then in effect relating to the wire transfer of loan proceeds and other funds and fees then in effect for returned checks and credit reports; (d) all expenses and costs heretofore and from time to time hereafter incurred by Lender during the course of periodic field examinations of the Collateral and Borrower's operations, plus a per diem charge at the rate set forth in Section 10.4(g) for Lender's examiners in the field and office; and (e) the costs, fees and disbursements of in-house and outside counsel to Lender, including but not limited to such fees and disbursements incurred as a result of litigation between the parties hereto, any third party and in any appeals arising therefrom.

     6.14 Further Assurances. At the request of Lender, at any time and from time to time, at Borrower's sole expense, Borrower shall execute and deliver or cause to be executed and delivered to Lender, such agreements, documents and instruments, including waivers, consents and subordination agreements from mortgagees or other holders of security interests or liens, landlords or bailees, and do or cause to be done such further acts as Lender, in its discretion, deems necessary or desirable to create, preserve, perfect or validate any security interest of Lender or the priority thereof in the Collateral and otherwise to effectuate the provisions and purposes of this Agreement. Borrower hereby authorizes Lender to file financing statements or amendments against Borrower in favor of Lender with respect to the Collateral, without Borrower's signature and to file as financing statements any carbon, photographic or other reproductions of this Agreement or any financing statements signed by Borrower.

     6.15 Revolving Loan. The Revolving Loan will not at any time exceed the Gross Availability unless Lender has consented.

     6.16 Environmental Condition. None of Borrower's properties or assets has ever been designated or identified in any manner pursuant to any environmental protection statute as a hazardous waste or hazardous substance disposal site, or a candidate for closure pursuant to any environmental protection statute. No lien arising under any environmental protection statute has attached to any revenues or to any real or personal property owned by Borrower. Borrower has not received a summons, citation, notice, or directive from the Environmental Protection Agency or any other federal or state governmental agency any action or omission by Borrower resulting in the releasing, or otherwise exposing of hazardous waste or hazardous substances into the environment. Borrower is in compliance (in all material respects) with all statutes, regulations, ordinances and other legal requirements pertaining to the production, storage, handling, treatment, release, transportation or disposal of any hazardous waste or hazardous substance.


SECTION 7. EVENTS OF DEFAULT AND REMEDIES

     7.1 Events of Default. All Obligations shall be immediately due and payable, without notice or demand, and any provisions of this Agreement as to future loans and credit accommodations by Lender shall terminate automatically, upon the termination or non-renewal of this Agreement or, at Lender's option, upon or at any time after the occurrence or existence of any one or more of the following "Events of Default":

     (a) Borrower fails to pay when due any of the Obligations (or any portion thereof) or fails to perform any of the terms of this Agreement or any other existing or future financing, security or other agreement between Borrower and Lender or any affiliate of Lender;

     (b) Any representation, warranty or statement of fact made by Borrower to Lender in this Agreement or any other agreement, schedule, confirmatory assignment or otherwise, or to any affiliate of Lender, shall prove inaccurate or misleading;

     (c) Any guarantor revokes, terminates, attempts to revoke or terminate, or fails to perform any of the terms of any guaranty, endorsement or other agreement of such party in favor of Lender or any affiliate of Lender;

     (d) Any judgment or judgments aggregating in excess of $250,000 or any injunction or attachment is obtained against Borrower or any guarantor which remains unstayed for a period of ten (10) days or is enforced;

     (e) Borrower or any guarantor or a general partner of a guarantor or Borrower (which is a partnership), being a natural person, dies, or Borrower or any guarantor which is a partnership or corporation, is dissolved, or Borrower or any guarantor which is a corporation fails to maintain its corporate existence in good standing, or the usual business of Borrower or any guarantor ceases or is suspended;

     (f) Any change in the controlling ownership of Borrower;

     (g) Borrower or any guarantor becomes insolvent, makes an assignment for the benefit of creditors, makes or sends notice of a bulk transfer or calls a general meeting of its creditors or principal creditors;

     (h) Any petition or application for any relief under the bankruptcy laws of the United States now or hereafter in effect or under any insolvency, reorganization, receivership, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction now or hereafter in effect (whether at law or in equity) is filed by or against Borrower or any guarantor and, in the case of an involuntary filing, is not discharged within sixty (60) days, during which time Lender shall have no obligation to fund;

     (i) The indictment or threatened indictment of Borrower or any guarantor under any criminal statute, or commencement or threatened commencement of criminal or civil proceedings against Borrower or any guarantor, pursuant to which statute or proceedings the penalties or remedies sought or available include forfeiture of any of the property of Borrower or such guarantor;

     (j) Any default or event of default occurs on the part of Borrower under any agreement, document or instrument to which Borrower is a party or by which Borrower or any of its property is bound, creating or relating to any indebtedness of Borrower to any person or entity other than Lender in an amount exceeding $250,000, if the effect of such default is to accelerate, or to permit the acceleration of, the maturity of all or any part of such indebtedness, or all or any part of any such indebtedness shall be declared to be due and payable or required to be prepaid or any other reason, in either event prior to the stated maturity thereof;

     (k) Lender in good faith believes that either (i) the prospect of payment or performance of the Obligations is impaired or (ii) the Collateral is not sufficient to secure fully the Obligations; and

     (l) Any material change occurs in the nature or conduct of Borrower's business.

     7.2 Remedies. Upon the occurrence of an Event of Default and at any time thereafter, Lender shall have all rights and remedies provided in this Agreement, any other agreements between Borrower and Lender, the Uniform Commercial Code or other applicable law, all of which rights and remedies may be exercised without notice to Borrower, all such notices being hereby waived, except such notice as is expressly provided for hereunder or is not waivable under applicable law. All rights and remedies of Lender are cumulative and not exclusive and are enforceable, in Lender's discretion, alternatively, successively, or concurrently on any one or more occasions and in any order Lender may determine. Without limiting the foregoing, Lender may (a) accelerate the payment of all Obligations and demand immediate payment thereof to Lender,
(b) with or without judicial process or the aid or assistance of others, enter upon any premises on or in which any of the Collateral may be located and take possession of the Collateral or complete processing, manufacturing and repair of all or any portion of the Collateral, (c) require Borrower, at Borrower's expense, to assemble and make available to Lender any part or all of the Collateral at any place and time designated by Lender, (d) collect, foreclose, receive, appropriate, setoff and realize upon any and all Collateral, (e) extend the time of payment of, compromise or settle for cash, credit, return of merchandise, and upon any terms or conditions, any and all accounts or other Collateral which includes a monetary obligation and discharge or release the account debtor or other obligor, without affecting any of the Obligations, (f) sell, lease, transfer, assign, deliver or otherwise dispose of any and all Collateral (including, without limitation, entering into contracts with respect thereto, by public or private sales at any exchange, broker's board, any office of Lender or elsewhere) at such prices or terms as Lender may deem reasonable, for cash, upon credit or for future delivery, with the Lender having the right to purchase the whole or any part of the Collateral at any such public sale, all of the foregoing being free from any right or equity of redemption of Borrower, which right or equity of redemption is hereby expressly waived and released by Borrower. If any of the Collateral is sold or leased by Lender upon credit terms or for future delivery, the Obligations shall not be reduced as a result thereof until payment therefor is finally collected by Lender. If notice of disposition of Collateral is required by law, seven (7) days prior notice by Lender to Borrower designating the time and place of any public sale or the time after which any private sale or other intended disposition of Collateral is to be made, shall be deemed to be reasonable notice thereof and Borrower waives any other notice. In the event Lender institutes an action to recover any Collateral or seeks recovery of any Collateral by way of prejudgment remedy, Borrower waives the posting of any bond which might otherwise be required.

     7.3 Application of Proceeds. Lender may apply the cash proceeds of Collateral actually received by Lender from any sale, lease, foreclosure or other disposition of the Collateral to payment of any of the Obligations, in whole or in part (including reasonable attorneys' fees and legal expenses incurred by Lender with respect thereto or otherwise chargeable to Borrower) and in such order as Lender may elect, whether or not then due. Borrower shall remain liable to Lender for the payment of any deficiency together with interest at the highest rate provided for herein and all costs and expenses of collection or enforcement, including reasonable attorneys' fees and legal expenses.

     7.4 Lender's Cure of Third Party Agreement Default. Lender may, at its option, cure any default by Borrower under any agreement with a third party or pay or bond on appeal any judgment entered against Borrower, discharge taxes, liens, security interests or other encumbrances at any time levied on or existing with respect to the Collateral and pay any amount, incur any expense or perform any act which, in Lender's sole judgment, is necessary or appropriate to preserve, protect, insure, maintain, or realize upon the Collateral. Lender may charge Borrower's loan account for any amounts so expended, such amounts to be repayable by Borrower on demand. Lender shall be under no obligation to effect such cure, payment, bonding or discharge, and shall not, by doing so, be deemed to have assumed any obligation or liability of Borrower.

SECTION 8. JURY TRIAL WAIVER; CERTAIN OTHER WAIVERS AND CONSENTS

     8.1 JURY TRIAL WAIVER. BORROWER AND LENDER EACH WAIVE ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING INSTITUTED BY EITHER OF THEM AGAINST THE OTHER WHICH PERTAINS DIRECTLY OR INDIRECTLY TO THIS AGREEMENT, THE OBLIGATIONS, THE COLLATERAL, ANY ALLEGED TORTUOUS CONDUCT BY BORROWER OR LENDER, OR, IN ANY WAY, DIRECTLY OR INDIRECTLY, ARISES OUT OF OR RELATES TO THE RELATIONSHIP BETWEEN BORROWER AND LENDER. IN NO EVENT WILL LENDER BE LIABLE FOR LOST PROFITS OR OTHER SPECIAL OR CONSEQUENTIAL DAMAGES.

     8.2 Counterclaims. Borrower waives all rights to interpose any claims, deductions, setoffs or counterclaims of any kind, nature or description in any action or proceeding instituted by Lender with respect to this Agreement, the Obligations, the Collateral or any matter arising therefrom or relating thereto, except compulsory counterclaims.

     8.3 Jurisdiction. Borrower hereby irrevocably submits and consents to the nonexclusive jurisdiction of the State and Federal Courts located in the State in which the office of Lender designated in Section 10.6(a) is located and any other State where any Collateral is located with respect to any action or proceeding arising out of this Agreement, the Obligations, the Collateral or any matter arising therefrom or relating thereto. In any such action or proceeding, Borrower waives personal service of the summons and complaint or other process and papers therein and agrees that the service thereof may be made by mail directed to Borrower at its chief executive office set forth herein or other address thereof of which Lender has received notice as provided herein, service to be deemed complete five (5) days after mailing, or as permitted under the rules of either of said Courts. Any such action or proceeding commenced by Borrower against Lender will be litigated only in a Federal Court located in the district, or a State Court in the State and County, in which the office of Lender designated in Section 10.6(a) is located and Borrower waives any objection based on forum non conveniens and any objection to venue in connection therewith.

     8.4 No Waiver by Lender. Lender shall not, by any act, delay, omission or otherwise be deemed to have expressly or impliedly waived any of its rights or remedies unless such waiver shall be in writing and signed by an authorized officer of Lender. A waiver by Lender of any right or remedy on any one occasion shall not be construed as a bar to or waiver of any such right or remedy which Lender would otherwise have on any future occasion, whether similar in kind or otherwise.

SECTION 9. TERM OF AGREEMENT; MISCELLANEOUS

     9.1 Term. This Agreement shall only become effective upon execution and delivery by Borrower and Lender and shall continue in full force and effect for a term of three (3) years from the date hereof and shall be deemed automatically renewed for successive terms of two (2) years thereafter unless terminated as of the end of the initial or any renewal term (each a "Term") by either party giving the other written notice at least sixty (60) days' prior to the end of the then-current Term.

     9.2 Early Termination. Borrower may also terminate this Agreement by giving Lender at least thirty (30) days prior written notice at any time upon payment in full of all of the Obligations as provided herein, including the early termination fee provided below. Lender shall also have the right to terminate this Agreement at any time upon or after the occurrence of an Event of Default. If Lender terminates this Agreement upon or after the occurrence of an Event of Default, or if Borrower shall terminate this Agreement as permitted herein effective prior to the end of the then-current Term, in addition to all other Obligations, Borrower shall pay to Lender, upon the effective date of termination, in view of the impracticality and extreme difficulty of ascertaining actual damages and by mutual agreement of the parties as to a reasonable calculation of Lender's lost profits, an early termination fee equal to:

     (a) five percent (5%) of the Maximum Credit during the first (1st) year of the initial Term hereof;

     (b) three percent (3%) of the Maximum Credit during the second (2nd) year of the initial Term hereof; and

     (c) one percent (1%) of the Maximum Credit during the third (3rd) year of the initial Term hereof and during any year of any renewal Term thereafter.

     9.3 Termination Indemnity Deposit. Upon termination of this Agreement by Borrower, as permitted herein, in addition to payment of all Obligations which are not contingent, Borrower shall deposit such amount of cash collateral as Lender determines is necessary to secure Lender from loss, cost, damage or expense, including reasonable attorneys' fees, in connection with any open Accommodations or remittance items or other payments provisionally credited to the Obligations and/or to which Lender has not yet received final and indefeasible payment.

     9.4 Notices. Except as otherwise provided, all notices, requests and demands hereunder shall be (a) made to Lender at its address set forth in
Section  10.6(a)  and to  Borrower  at its chief  executive  office set forth in
Section 10.6(c), or to such other address as either party may designate by written notice to the other in accordance with this provision, and (b) deemed to have been given or made: if by hand, immediately upon delivery; if by telex, telegram or telecopy (fax), immediately upon receipt; if by overnight delivery service, one day after dispatch; and if by first class or certified mail, three
(3) days after mailing.

     9.5 Severability. If any provision of this Agreement is held to be invalid or unenforceable, such provision shall not affect this Agreement as a whole, but this Agreement shall be construed as though it did not contain the particular provision held to be invalid or unenforceable.

     9.6 Entire Agreement; Amendments; Assignments. This Agreement and the agreements referred to herein contain the entire agreement of the parties as to the subject matter hereof, all prior commitments, proposals and negotiations concerning the subject matter hereof being merged herein. Neither this Agreement nor any provision hereof shall be amended, modified or discharged orally or by course of conduct, but only by a written agreement signed by an authorized officer of each of Borrower and Lender. This Agreement shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns, except that any obligation of Lender under this Agreement shall not be assignable nor inure to the successors and assigns of Borrower.

     9.7 Discharge of Borrower. No termination of this Agreement shall relieve or discharge Borrower of its Obligations, grants of Collateral, duties and covenants hereunder or otherwise until such time as all Obligations to Lender have been indefeasibly paid and satisfied in full, including, without limitation, the continuation and survival in full force and effect of all security interests and liens of Lender in and upon all then existing and thereafter-arising or acquired Collateral and all warranties and waivers of Borrower.

     9.8 Usage. All terms used herein which are defined in the Uniform Commercial Code shall have the meanings given therein unless otherwise defined in this Agreement and all references to the singular or plural herein shall also mean the plural or singular, respectively.

     9.9 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State in which the office of Lender set forth in
Section 10.6(a) below is located.


SECTION 10. ADDITIONAL DEFINITIONS AND TERMS

     10.1 (a) Maximum Credit: Five Million Dollars ($5,000,000.00)

          (b) Gross Availability Formulas:

          Eligible Accounts Percentage:

               (i)  Fifty  five   percent   (50%)  of  Dial   Around  Pay  Phone
          Compensation Plan Accounts;

               (ii) Eighty five percent (85%) of the 1+ Coin Sent Paid Long Distance Services Accounts so long as the Dilution Percentage of such accounts (ADilution Percentage@ is defined as the sum of all credits, discounts, allowances, write-offs, contra-accounts, and other offsets which reduce the value of accounts receivable, as determined by Lender in its sole discretion, divided by the gross sales), as calculated on a rolling 90 day basis, remains less than or equal to five percent (5%). If the Dilution Percentage is greater than five percent (5%) then the advance formula will be decreased by one percentage point for each percentage point or fraction thereof that such dilution percentage exceeds five percent (5%);

               (iii) Eighty percent (80%) of 1+ Direct Dial Long Distance Services Accounts so long as the Dilution Percentage of such accounts, as calculated on a rolling 90 day basis, remains less than or equal to ten percent (10%). If the Dilution Percentage is greater than ten percent (10%) then the advance formula will be decreased by one percentage point for each percentage point or fraction thereof that such dilution percentage exceeds ten percent (10%); and

               (iv) The above sections 10.1(b)(i), (ii) and (iii) notwithstanding, without in any way limiting Lender's right to institute other Reserves from time to time during the Term of the Revolving Loans, Lender may establish such Reserves in amounts as it shall deem appropriate from Gross Availability, including but not limited to, a reserve for federal excise taxes, state taxes, public utility charges, commissions due agents or sales persons, billing and collection charges, a reserve for commissions due to NYNEX of at least fifty-five percent (55%) of amounts due with respect to prepaid calling cards, and a reserve of at least five percent (5%) for all 1+ Coin Sent Paid Long Distance Services Accounts and Dial Around Pay Phone Compensation Plan Accounts.

                         Eligible Inventory Percentages:

          Finished Goods: Not Applicable
          Raw Materials:  Not Applicable

          (c)  Sublimits:  Not Applicable

          (d)  Minimum Borrowing:  Two Million Five Hundred Thousand Dollars
                                   ($2,500,000)

          10.2 Term Loan: Not Applicable.

          10.3 Accommodations: None.

          10.4 Interest, Fees and Charges :

               (a) Interest Rate: Prime Rate plus one percent (1.0%) per annum;


               (b) Closing Facility Fee: Eighteen Thousand Seven Hundred Fifty Dollars ($18,750) earned and payable in full at Closing;

               (c) Annual Facility Fee: Three quarters of one percent (.75%) per annum of the Maximum Credit.

               (d) Minimum Borrowing Fee: If the average monthly loan balance is below Two Million Five Hundred Thousand Dollars ($2,500,000) ("Minimum Borrowing") Lender shall receive a fee equal to the interest on the difference between the actual average monthly loan balance and the Minimum Borrowing, payable monthly;

               (e) Unused Line Fee: (.25%) per annum.;

               (f) Account Servicing Collateral Handling Fee: None; and

               (g) Field Examinations: $650.00 per examiner per day.

          10.5  Financial  Covenants:  None,  except  as set  forth  in  Section
     6.11(ii).

          10.6 (a) Lender's  Office:  The CIT  Group/Credit  Finance,  Inc.
                                      1211 Avenue of the Americas
                                      New York, NY 10036
                                      Telecopier: (212) 790-9123 Attn.:
                                      Marcia L. Karetsky, Vice President

                (b) Lender's Bank:    The Chase Manhattan Bank
                                      270 Park Avenue
                                      New York, New York  10017

                     With a copy to:  Blank Rome Comisky & McCauley
                                      Woodland Falls Corporate Park
                                      210 Lake Drive East
                                      Cherry Hill, NJ  08002
                                      Attn.:  Peter W. Leibundgut, Esquire

                (c)  Borrowers:       American Network Exchange, Inc.
                                      100 West Lucerne Circle,  Suite 100
                                      Orlando, FL  32801
                                      Telecopier: (407) 481-2560
                                      Attn.:  Amy Gross, Esquire

                                      Crescent Public Communications Inc.
                                      6 Nevada Drive,  Building C
                                      Lake Success, NY  11042
                                      Telecopier:  (516) 437-0807
                                      Attn.:  Renee Brandner, Esquire

                 (d)  Borrower's Locations of Books and Records of Account:

                                      100 W. Lucerne Circle,  Suite 100
                                      Orlando, FL  32801-4400

                                      6 Nevada Drive
                                      Lake Success, NY  11042

                                      1675 Highway 34 South
                                      Farmingdale, NJ  07727

                 (e)  Locations of Eligible Inventory Collateral:
                                      Not Applicable.

                 (f)  Borrower's Other Offices and Locations of Collateral:

                                       1516 E. Colonial Drive
                                       Orlando, FL  32803


                                       350 Camino Gardens Boulevard,  Suite 201
                                       Boca Raton, FL  33432

                 (g)  Borrower's Trade Names for Invoicing:

                                       1.  AMNEX
                                       2.  Coastal Payphones, Inc.

                 (h)  Subsidiary of Borowers

                                        1.  Suntel, Inc.


          10.7 Term: Three (3) years.

     IN WITNESS WHEREOF, Borrower and Lender have duly executed this Agreement this _____ day of September, 1997.





LENDER:                                     BORROWERS:

THE CIT GROUP/CREDIT FINANCE, INC.          AMERICAN NETWORK EXCHANGE, INC.



By: ________________________________        By:  _____________________________
    Andrew S. Hausspiegel, Vice President


                                            CRESCENT PUBLIC COMMUNICATIONS INC.



                                            By:  ______________________________

                                   SCHEDULE A


     First lien and security interest of OAN Services, Inc. in, to and in respect of accounts receivable derived from 0+/0- Operator Services Accounts of American Network Exchange, Inc. other than those of such accounts receivable which are sold to and/or financed by OAN Services, Inc., Zero Plus Dialing, Inc. or any other third party billing agent (by whatever name, and inclusive of any successor or assignee thereto to thereof).